CONSENT TO BE NAMED IN REGISTRATION STATEMENT


         I, David Rubner, do hereby consent, pursuant to Rule 438 of the Securities Act of 1933, as amended (the "Act") to be named in the Registration Statement on Form S-4 under the Act for Sensar Corporation (SEC File No. 333-34298) as a director of the combined company following the closing of the merger between Sensar Corporation and Net2Wireless Corporation.

                                                   /s/ David Rubner
                                                   ------------------------
                                                   David Rubner